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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------


         Date of Report (Date of earliest event reported): April 4, 2006


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                       0-24626                 56-1886527
 (State or other jurisdiction        (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 7.01         REGULATION FD DISCLOSURE.
                  ------------------------

     On April 4, 2006, Cooperative Bankshares, Inc. (the "Company") issued a press release announcing that Frederick Willetts, III, the Company's Chairman and President, will be a guest speaker at the SouthEast Invest 2006 Conference on April 6, 2006 in Durham, North Carolina. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         (d)      Exhibits

                  Number   Description
                  ------   -----------

                  99.1     Press Release dated April 4, 2006




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.


                                    COOPERATIVE BANKSHARES, INC.



                                    /s/ Todd L. Sammons
                                    -------------------------------------------
                                    Todd L. Sammons
                                    Senior Vice President and Chief Financial
                                    Officer

Date:  April 4, 2006